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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated August 7, 2000 included in Urologix' Inc.'s Form 10K for the year ended June 30, 2000 and to all reference to our Firm included in this registration statement.

Arthur Andersen LLP
May 25, 2001